407 SA–3 09/09

SUPPLEMENT DATED SEPTEMBER 11, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED SEPTEMBER 30, 2008

OF

TEMPLETON GLOBAL TOTAL RETURN FUND

(a series of Templeton Income Trust)

The Statement of Additional Information is amended as follows:

I. The following is added as an additional permitted investment under “Goals, Strategies and Risks - Glossary of Investments, Technique, Strategies and their Risks”:

Collateralized loan obligations The Fund may invest in collateralized loan obligations (“CLOs”). CLOs are types of asset-backed securities and are interests in a trust typically collateralized by a pool of corporate loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans. The Fund only will invest in one of the top two tranches of a CLO that is rated “A” or higher by an appropriate rating agency.

In CLOs, the interests in the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in severe, and generally unforeseen, defaults or delinquent collateral payments. Because they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience, and have recently experienced, substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to collateralized debt obligations (of which CLOs are a subset) as a class. Prices of CLO tranches overall have declined considerably during the past year. The drop in prices was initially triggered by the subprime mortgage crisis.

The risks of an investment in a CLO depend largely on the type of collateral held by the trust and the tranche of the CLO in which the Fund invests. Investment risk may also be affected by the performance of a CLO's collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the CLO trust), especially during a period of market volatility like that recently experienced. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities; however an active dealer market may exist for CLOs allowing a CLO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk, credit risk and default risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or go into default; (iii) the Fund may invest in tranches of a CLO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are often sold in private placement transactions. To the extent such investments are illiquid, they will be subject to the Fund's restrictions on investments in illiquid securities.

Please keep this supplement for future reference.